Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS September 17, 2021 NASDAQ: CARV RISING TO THE CHALLENGE & EXPANDING OUR LEGACY 1

Forward Looking Statements Certain statements contained in this presentation are “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases . Forward - looking statements are subject to risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc . (the “Company”) and Carver Federal Savings Bank (the “Bank”) operate, competitive products and pricing, fiscal and monetary policies of the U . S . Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset - liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity . The Company wishes to caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date made . The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements . The Company and the Bank undertake no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date on which such statements were made . 2

Presentation Highlights by Michael T. Pugh, President & CEO • Carver’s Mission • Responding to the Pandemic Challenge • Fiscal Year 2021 Highlights • Community Impact • Questions and Answers 3

Carver’s Mission 4

Maintaining Our Mission For Over 73 Years , Carver’s mission has been to provide New Yorkers with access to capital and competitively priced banking solutions . As the largest African - and Caribbean - American managed and publicly traded Minority Depository Institution in the United States, Carver continues in its mission to provide access to capital and banking services to Minority and Women - owned Business Enterprises (MWBEs) and consumers across the Greater New York City region . 5

Serving Our Customers ▪ Seven Full - Service Branches in New York City, and online account opening now available in nine states and Washington, D . C . ▪ Member of the Allpoint and Wells Fargo ATM networks, providing our customers with access to 68 , 000 ATMs Nationwide . ▪ Offering a Full Range of Traditional, Online, and Mobile Banking Services . Carver’s free mobile app is available through the Apple and Google Play app stores . ▪ Consistently awarded an “Outstanding” CRA Rating for Reinvestment in the Communities that we serve . ▪ A leader in Providing Loans to Minority and Women Business Entrepreneurs , and an active participant in the New York State “Bridge to Success” Loan Program . ▪ Providing Free Financial Literacy Training to more than 16 , 000 consumers and aspiring entrepreneurs . 6

Responding to the Pandemic Challenge 7

Carver’s Response to the Pandemic’s Social and Economic Challenges The COVID - 19 pandemic precipitated an economic crisis that highlights the divide between Wall Street and Main Street, exposing the deep inequities in wealth creation and access to capital for communities of color . 8 Carver has emerged as a financial leader in providing access to capital and credit in the communities it serves by responding to the pandemic - driven economic crisis through: Providing approximately $50 million of loans to over 350 small businesses, helping to save over 5,000 jobs in Carver’s underserved communities Outreach to non - profit community partners to provide technical assistance to small businesses and provide access to PPP funding Granting payment forbearance to distressed borrowers Carver has partnered to support financial skills - building and economic empowerment of HBCUs and communities of color

Outstanding Capital Markets Success ▪ Carver accomplished a $ 30 . 5 Million Restructuring of its Capital, including a $ 14 . 6 Million Repatriation of its Company Stock and a $ 15 . 9 Million New Capital Raise in the Past Year . ▪ Carver completed a Successful Repurchase of 2 . 3 Million Shares of Common Stock of the company held by the U . S . Treasury Department, which Improved Carver’s Capital Structure and its Ability to Raise Future Capital to Support Carver’s Path to Profitability . ▪ Carver has Increased Long - term Deposits from Institutional Social Impact Investors . ▪ Carver’s tangible book value per common share Increased from $ 0 . 77 per Share in March 2020 to $ 8 . 91 per Share in March 2021 . ▪ Carver’s Stock Price Increased by Over 300 % since 2020 , bringing greater value to our shareholders . 9

Fiscal Year 2021 Highlights 10

11 Regulatory Capital: as of 3/31/21 the bank’s total risk - based capital ratio** is 15.56% and tier 1 leverage ratio*** is 10.01% *Carver Bancorp’s Fiscal Year begins April 1 and ends March 31. ** The total risk - based capital ratio is the ratio of a bank’s total regulatory capital, as defined, to its total risk - weighted assets. It is a measure of a bank’s capital adequacy. ***The tier 1 leverage ratio compares a bank’s tier 1 capital to its adjusted average total assets. It evaluates how leveraged a bank is in relation to its overall assets. Strong Regulatory Capital and Operational Infrastructure*

($ in millions) *Carver Bancorp’s Fiscal Year begins April 1 and ends March 31. • Aligning the loan portfolio with regulatory safety and soundness priorities • Reduction of brokered deposits and non - relationship deposits 12 Strong Balance Sheet

Strong Loan Portfolio* 13 $424 $424 $478 2019 2020 2021 Net Loans ($ in millions) Aligning the loan portfolio with regulatory safety and soundness priorities. *Carver Bancorp’s Fiscal Year begins April 1 and ends March 31

Non - performing loans to total loans (NPL) **Of the $10.2MM in non - performing loans, $2.4MM are paying loans. *Carver Bancorp’s Fiscal Year begins April 1 and ends March 31. 14 1.4% 2.4% 1.6% NPL Strong Credit Quality*

• Retaining Core Customers • Reducing Brokered Deposits ($ in millions) *Carver Bancorp’s Fiscal Year begins April 1 and ends March 31. 15 21.5% 17.7% 16.8% Brokered Deposits Ratio Relationship Banking

Net Income ($ in thousands) Return on Average Assets Net Interest Margin Efficiency Ratio 2019 2020 2021 *Carver Bancorp’s Fiscal Year begins April 1 and ends March 31. 2019 2020 2021 16 Performance: Key Operating Metrics 2019 - 2021*

Community Impact 17

Carver in the Community: The Harlem Center for Education For over 40 years, The Harlem Center for Education has served economically disadvantaged youth and adults in New York City in pursuing higher education and career achievement by providing them with college, career, and financial counseling. 18 Dream Charter School, Inc. “During the early days of the PPP program, Carver was incredibly responsive, and with their support, we were able to successfully obtain our loan in the first round of funding - funds which have allowed us to maintain operations throughout these uncertain times.” Richard Berlin, Executive Director, Dream Charter School, Inc. We are proud of our participation in the Paycheck Protection Program that has helped our business customers save jobs and remain solvent during the challenges of the past year .

Carver in the Community: The Brownstone Woman Boutique The Brownstone “Lifestyle Boutique” focuses on dressing women with ethnically inspired fashion. Its founder Princess Jenkins, is also the President of Women In The Black, a non - profit organization whose mission is to help women entrepreneurs build, lead and grow their businesses. 19 Dance Theater of Harlem Dance Theatre of Harlem is a leading dance institution of unparalleled global acclaim whose mission is to provide arts education, community outreach programs, and positive role models. Through performances, and community engagement, the Company carries forward its message of empowerment through the arts.

Carver in the News: The Positive Community magazine acknowledges Carver as a Hero to Small Businesses Amid the Pandemic Our President and CEO, Michael Pugh, discusses how Carver positioned itself as a financial responder during the pandemic and talks more in depth about the new loan fund program that’s supporting small businesses. 20 Spectrum News NY1 Explores Why Helping Harlem Businesses is Essential to Financial Institutions like Carver Carver is working with organizations such as MBE Capital Partners to help minority and women - owned businesses in Harlem.

Carver Board of Directors Lewis P. Jones III Chairman of the Board Dr. Pazel G. Jackson, Jr. Vice Chairman Michael T. Pugh President & CEO Kenneth J. Knuckles Vice Chairman Steven C. Bussey Colvin W. Grannum Jillian E. Joseph Craig C. MacKay Janet L. Rollé ▪ Carver’s Board of Directors is comprised of 100% persons of color ▪ Carver’s Executive Management Team is comprised of 80% persons of color and/or women 21

Questions and Answers 22